 T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2005 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

The fund has three classes of shares: the Retirement 2005 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2005 Fund - Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2005 Fund - R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2015 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

The fund has three classes of shares: the Retirement 2015 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2015 Fund - Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2015 Fund - R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2025 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

The fund has three classes of shares: the Retirement 2025 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2025 Fund - Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2025 Fund - R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2035 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

The fund has three classes of shares: the Retirement 2035 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2035 Fund - Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2035 Fund - R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2045 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

The fund has three classes of shares: the Retirement 2045 Fund original share class, referred to in this report as the Investor Class, offered since May 31, 2005; Retirement 2045 Fund - Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2045 Fund - R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2055 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

The fund has three classes of shares: the Retirement 2055 Fund original share class, referred to in this report as the Investor Class, offered since December 29, 2006; Retirement 2055 Fund - Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2055 Fund - R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.